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                                                                    EXHIBIT 1.1

                                                              EXECUTION VERSION

                                 June 23, 2000



First Union Securities, Inc.
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0610

                  SierraCities.com Inc. (the "Company") and First Sierra Receivables III, Inc. (the "Depositor") hereby confirm their agreement to sell certain equipment contract backed notes to First Union Capital Markets Corp. (the "Representative"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), BMO-Nesbitt Burns Corp. ("BMO-Nesbitt Burns") and PNC Capital Markets, Inc. ("PNC Capital Markets", and together with the Representative, Merrill Lynch and BMO-Nesbitt Burns, the "Underwriters") as described herein. The notes will be secured by the assets of a trust consisting primarily of a segregated pool (the "Receivable Pool") of certain finance leases and commercial loans (the "Contracts"), the security interest of the Company, as originator (in such capacity, the "Originator") or its affiliate, which was acquired by the Originator or such affiliate at the time of its origination or purchase of the related Contracts in the underlying equipment or other property servicing such Contracts (collectively, the "Equipment," together with the Contracts, the "Receivables") and certain other property. First Sierra Equipment Contract Trust 2000-2, a common law trust acting through First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee (the "Issuer" or the "Trust"), established pursuant to the Trust Agreement dated as of June 1, 2000 (the "Trust Agreement") between the Company and First Union Trust Company, National Association, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), pursuant to the Indenture to be dated as of June 1, 2000 (the "Indenture"), among the Trust, the Company, as Originator and as servicer (in such capacity, the "Servicer") and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"), will pledge the Receivables to the Indenture Trustee and issue the Class A Notes and the Class B Notes as described herein.

                  All capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Indenture. The phrase "This Agreement" shall refer to this letter by the Company and the Depositor to the Underwriters as agreed to and accepted by the Underwriters as of the date hereof.

         1. Securities. The securities will be issued in classes as follows:
(i) four classes of senior notes consisting of: (a) 6.937525% Receivable-Backed Notes, Class A-1 (the "Class A-1 Notes"), 7.35% Receivable-Backed Notes, Class A-2 (the "Class A-2 Notes"), 7.49% Receivable-Backed Notes, Class A-3 (the "Class A-3 Notes") and 7.56% Receivable-Backed Notes, Class A-4 (the "Class A-4 Notes and collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"); (ii) 7.77% Receivable-Backed Notes, Class B (the "Class B Notes" and, collectively with the Class A Notes, the "Offered Notes"); (iii) three Classes of Notes subordinate to the Offered Notes, the 8.20% Receivable-Backed Notes, Class C (the "Class D Notes"), the 11.51% Receivable-Backed Notes, Class D (the "Class D



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Notes") and the 7.69% Receivable-Backed Notes, Class E (the "Class E Notes");
and (iv) a class of certificates subordinate to the Offered Notes, the Class C Notes, the Class D Notes and the Class E Notes (the "Trust Certificate"). The Class C Notes, the Class D Notes, the Class E Notes and the Trust Certificate are not being sold hereby.

         2. Representations and Warranties of the Company and the Depositor. The Company and the Depositor represent and warrant to, and covenant with, the Underwriters that:

                  A. The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-12199) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of Equipment Contract Backed Securities (issuable in series), which registration statement, as amended at the date hereof, has become effective. Such registration statement, as amended to the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with such Rule. The Depositor proposes to file with the Commission pursuant to Rule 424(b)(2) under the Act a supplement dated the date hereof to the prospectus dated March 28, 2000 relating to the Offered Notes and the method of distribution thereof and has previously advised the Underwriters of all further information (financial and other) with respect to the Offered Notes to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof, is hereinafter called the "Registration Statement"; such prospectus dated March 28, 2000, in the form in which it will be filed with the Commission pursuant to Rule 424(b)(2) under the Act is hereinafter called the "Basic Prospectus"; such supplement dated the date hereof to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b)(2) of the Act, is hereinafter called the "Prospectus Supplement"; and the Basic Prospectus and the Prospectus Supplement together are hereinafter called the "Prospectus." Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 424 is hereinafter called a "Preliminary Prospectus Supplement." The Depositor will file with the Commission within fifteen days of the issuance of the Offered Notes a report on Form 8-K setting forth specific information concerning the related Receivables (the "8-K").

                  B. As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424(b)(2) under the Act, when, prior to the Closing Date (as defined below), any other amendment to the Registration Statement becomes effective, and when any supplement to the Prospectus is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, will comply in all material respects with the applicable requirements of the Act and the rules thereunder and (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Depositor makes any representation or warranty as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with the information furnished in writing to the Company or the Depositor by or on behalf of the Underwriters




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specifically for use in connection with the preparation of the Registration
Statement and the Prospectus.

                  C. Each of the Company and the Depositor is duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it, and as described in the Prospectus, and is duly qualified to do business in each jurisdiction in which it owns or leases equipment (to the extent such qualification is required by applicable law) or in which the conduct of its business requires such qualification except where the failure to be so qualified does not involve (i) a material risk to, or a material adverse effect on, the business, properties, financial position, operations or results of operations of the Company or the Depositor, as applicable or (ii) any risk whatsoever as to the enforceability of any Contract.

                  D. There are no actions, proceedings or investigations pending, or, to the knowledge of the Company or the Depositor, threatened, before any court, governmental agency or body or other tribunal (i) asserting the invalidity of this Agreement, the Indenture, the Receivables Transfer Agreement or the Servicing Agreement dated as of June 1, 2000 (the "Servicing Agreement" and together with this Agreement, the Indenture and the Receivables Transfer Agreement, the "Agreements"), among the Company, as Servicer and as Originator, the Depositor, the Issuer, Variable Funding Capital Corporation, First Sierra Equipment Contract Trust 1999-H, Fairway Finance Corporation, the Trust, and the Indenture Trustee, or the Offered Notes; (ii) seeking to prevent the issuance of the Offered Notes or the consummation of any of the transactions contemplated by the Agreements; (iii) which may, individually or in the aggregate, materially and adversely affect the performance by the Company or the Depositor of their respective obligations under, or the validity or enforceability of, the Agreements or the Offered Notes; or (iv) which may affect adversely the federal income tax attributes of the Offered Notes as described in the Prospectus.

                  E. The execution and delivery by the Company and the Depositor of the Agreements are within the respective corporate power of the Company and the Depositor and have been, or will be, prior to the Closing Date duly authorized by all necessary corporate action on the part of the Company or the Depositor and the execution and delivery of such instruments, the consummation of the transactions therein contemplated and compliance with the provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any agreement or instrument to which the Company, the Depositor or any of their affiliates is a party or by which it or any of them is bound or to which any of the property of the Company, the Depositor or any of their affiliates is subject, the Company's or the Depositor's charter or bylaws, or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company, the Depositor, any of their affiliates or any of their properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body or other tribunal is required for the consummation of the transactions contemplated by this Agreement or the Prospectus in connection with the issuance and sale of the Offered Notes. Neither the Company, the Depositor nor any of their affiliates is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company, the Depositor or any of their affiliates, which materially and adversely affects, or may in the future materially and adversely affect, (i) the ability



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of the Company and the Depositor to perform their obligations under the
Agreements or (ii) the business, operations, results of operations, financial position, income, properties or assets of the Company and the Depositor.

                  F. This Agreement has been duly executed and delivered by the Company and the Depositor, and the other Agreements will be duly executed and delivered by the Company and the Depositor, and each constitutes and will constitute the legal, valid and binding obligation of each of the Company and the Depositor enforceable in accordance with their respective terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding at law or in equity.

                  G. The Offered Notes will conform in all material respects to the description thereof to be contained in the Prospectus and will be duly and validly authorized and, when duly and validly executed, authenticated, issued and delivered in accordance with the Indenture and sold to the Underwriters as provided herein, will be validly issued and outstanding and entitled to the benefits of the Indenture.

                  H. On the Closing Date, the Receivables will conform in all material respects to the description thereof contained in the Prospectus and the representations and warranties contained in this Agreement will be true and correct in all material respects. The representations and warranties set out in the Servicing Agreement and the Indenture are hereby made to the Underwriters as though set out herein, and at the dates specified therein, such representations and warranties were or will be true and correct in all material respects.

                  I. The Company and the Depositor possess all material licenses, certificates, permits or other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus and there are no proceedings, pending or, to the best knowledge of the Company and the Depositor, threatened, relating to the revocation or modification of any such license, certificate, permit or other authorization which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business, operations, results of operations, financial position, income, property or assets of the Company and the Depositor.

                  J. Any taxes, fees and other governmental charges in connection with the execution and delivery of the Agreements or the execution and issuance of the Offered Notes have been or will be paid at or prior to the Closing Date.

                  K. There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company or its subsidiaries, taken as a whole, from March 31, 2000.

                  L. The Agreements will conform in all material respects to the descriptions thereof, if any, contained in the Prospectus.

                  M. Neither the Company nor the Depositor is aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any


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additional information; (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; or (iii) any notification with respect to the suspension of the qualification of the Offered Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         3. Agreements of the Underwriters. Each Underwriter, severally and not jointly, agrees with the Company and the Depositor that upon the execution of this Agreement and authorization by each Underwriter of the release of the Offered Notes, each Underwriter shall offer the Offered Notes for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented in the amounts set forth in Annex A hereto.

         4. Purchase, Sale and Delivery of the Offered Notes. Each of the Company and the Depositor hereby agree, subject to the terms and conditions hereof, to sell the Offered Notes the Underwriters, who, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby severally and not jointly agree to purchase the principal amount of the Offered Notes set forth in Annex A hereto. At the time of issuance of the Offered Notes, the Receivables will be transferred by the Sellers, at the direction of the Company and the Depositor, to the Trust pursuant to the Receivables Transfer Agreement.

                  The Offered Notes to be purchased by each Underwriter will be delivered by the Company and the Depositor to each Underwriter (which delivery shall be made through the facilities of The Depository Trust Company ("DTC")) against payment of the purchase price therefor, equal to $185,942,713, by a same day federal funds wire payable to the order of the Company.

                  Settlement shall take place at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 at 10 a.m., on June [28], 2000 or at such other time thereafter as each of the Underwriters, the Company and the Depositor determine (such time being herein referred to as the "Closing Date"). The Offered Notes will be prepared in definitive form and in such authorized denominations as each Underwriter may request, registered in the name of Cede & Co., as nominee of DTC.

                  The Company and the Depositor agree to have the Offered Notes available for inspection and review by the Underwriters in New York not later than 10 a.m. New York time on the business day prior to the Closing Date.

         5. Covenants of the Company and the Depositor. Each of the Company and the Depositor covenant and agree with the Underwriters that:

                  A. The Company and the Depositor will promptly advise each Underwriter and its counsel (i) when any amendment to the Registration Statement shall have become effective; (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (iv) of the receipt by the Company or the Depositor of any notification with respect to the suspension of the qualification of the Offered Notes for sale in any



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jurisdiction or the initiation or threatening of any proceeding for such purpose. Neither the Company nor the Depositor will file any amendment to the Registration Statement or supplement to the Prospectus after the date hereof and prior to the Closing Date for the Offered Notes unless the Company and the Depositor have furnished each Underwriter and its counsel copies of such amendment or supplement for their review prior to filing and will not file any such proposed amendment or supplement to which such Underwriter reasonably objects, unless such filing is required by law. The Company and the Depositor will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                  B. If, at any time during the period in which the Prospectus is required by law to be delivered, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, the Company and the Depositor will promptly prepare and file with the Commission, subject to Paragraph A of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

                  C. The Company and the Depositor will furnish to each Underwriter, without charge, executed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a Prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the Prospectus, as amended or supplemented, and any amendments and supplements thereto as the Underwriters may reasonably request. The Company and the Depositor will pay the expenses of printing all offering documents relating to the offering of the Offered Notes.

                  D. As soon as practicable, but not later than sixteen months after the effective date of the Registration Statement, the Company and the Depositor will make generally available to Holders of Offered Notes Noteholders an earnings statement covering a period of at least twelve months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act and, at the option of the Company and the Depositor, will satisfy the requirements of Rule 158 under the Act.

                  E. So long as any of the Offered Notes are outstanding, the Company and the Depositor will cause to be delivered to each Underwriter (i) all documents required to be distributed to the Offered Noteholders and (ii) from time to time, any other information filed with any government or regulatory authority that is otherwise publicly available, as any of the Underwriters may reasonably request.

                  F. The Company and the Depositor, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses in connection with the transactions contemplated herein, including, but not limited to, the expenses of printing (or otherwise reproducing) all documents relating to the offering, the fees and disbursements of its counsel and expenses of each Underwriter incurred in connection with (i) the



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issuance and delivery of the Offered Notes; (ii) preparation of all documents specified in this Agreement; (iii) any fees and expenses of the Indenture Trustee; (iv) any fees and expenses of the Owner Trustee; (v) any fees and expenses of the Insurer; and (vi) any fees charged by investment rating agencies for rating the Offered Notes.

                  G. Each of the Company and the Depositor agrees that, so long as any of the Offered Notes shall be outstanding, it will deliver or cause to be delivered to each Underwriter (i) the annual statement as to compliance delivered to the Indenture Trustee pursuant to the Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Indenture Trustee pursuant to the Servicing Agreement as soon as such statement is furnished to the Company and the Depositor; and (iii) any information and reports required to be delivered by the Servicer pursuant to
Article 4 of the Servicing Agreement.

                  H. The Company and the Depositor will enter into the Agreements and all related agreements on or prior to the Closing Date.

                  I. The Company and the Depositor will endeavor to qualify the Offered Notes for sale to the extent necessary under any state securities or Blue Sky laws in any jurisdictions as may be reasonably requested by the Underwriters, if any, and will pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Offered Notes for investment under the laws of such jurisdictions as the Underwriters may reasonably designate, if any.

         6. Conditions of the Underwriters' Obligation. The obligation of each Underwriter to purchase and pay for the Offered Notes as provided herein shall be subject to the accuracy as of the date hereof and the Closing Date (as if made at the Closing Date) of the representations and warranties of the Company and the Depositor contained herein (including those representations and warranties set forth in the Servicing Agreement and the Indenture and incorporated herein), to the accuracy of the statements of the Company and the Depositor made in any certificate or other document delivered pursuant to the provisions hereof, to the performance by the Company and the Depositor of their obligations hereunder, and to the following additional conditions:

                  A. The Registration Statement shall have become effective no later than the date hereof, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and the Prospectus shall have been filed pursuant to Rule 424(b).

                  B. The Underwriters shall have received the Indenture and the Offered Notes in form and substance satisfactory to the Underwriters, duly executed by all signatories required pursuant to the respective terms thereof.

                  C. The Underwriters shall have received the favorable opinion of Vinson & Elkins, counsel to the Company and Dewey Ballantine LLP, counsel to the Depositor with respect to the following items, dated the Closing Date, to the effect that:

                           (1) Each of the Company and the Depositor has been
                  duly organized and is validly existing as a corporation in good standing under the laws of the State of




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                  Delaware, and is qualified to do business in each state
                  necessary to enable it to perform its obligations under each of the Agreements. Each of the Company and the Depositor has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of each of the Agreements.

                           (2) Each of the Agreements has been duly and validly
                  authorized, executed and delivered by the Company and the Depositor, all requisite corporate action having been taken with respect thereto, and each constitutes the valid, legal and binding agreement of the Company and the Depositor, and would be enforceable against the Company and the Depositor in accordance with their respective terms.

                           (3) Neither the transfer of the Receivables to the
                  Trust, the issuance or sale of the Offered Notes nor the execution, delivery or performance by the Company and the Depositor of, the Agreements (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, (i) any term or provision of the certificate of incorporation or bylaws of the Company and the Depositor; (ii) to the best of such counsel's knowledge, any term or provision of any material agreement, contract, instrument or indenture, to which the Company and the Depositor is a party or is bound; or (iii) to the best of such counsel's knowledge, any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company and the Depositor; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust or upon the Offered Notes, except as otherwise contemplated by the Indenture.

                           (4) No consent, approval, authorization or order of,
                  registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under the laws of the States of Texas and New York, for the execution, delivery and performance of the Agreements, or the offer, issuance, sale or delivery of the Offered Notes or the consummation of any other transaction contemplated thereby by the Company or the Depositor, except such which have been obtained.

                           (5) There are no actions, proceedings or
                  investigations pending or, to such counsel's knowledge, threatened against the Company or the Depositor before any court, governmental agency or body or other tribunal (i) asserting the invalidity of the Agreements or the Offered Notes; (ii) seeking to prevent the issuance of the Offered Notes or the consummation of any of the transactions contemplated by the Agreements; or (iii) which would materially and adversely affect the performance by the Company or the Depositor of obligations under, or the validity or enforceability of, the Offered Notes or the Agreements.

                           (6) Except as to any financial or statistical data
                  contained in the Registration Statement, to the best of such counsel's knowledge, the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.



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                           (7) To the best of the knowledge of such counsel,
                  the Commission has not issued any stop order suspending the effectiveness of the Registration Statement or any order directed to any prospectus relating to the Offered Notes (including the Prospectus), and has not initiated or threatened any proceeding for that purpose.

                  In rendering their opinions, the counsel described in this Paragraph C may rely, as to matters of fact, on certificates of responsible officers of the Company and the Depositor, the Indenture Trustee and public officials. Such opinions may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company and the Depositor.

                  D. The Underwriters shall have received a letter from Arthur Andersen LLP, dated on or before the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, to the effect that they have performed certain specified procedures requested by the Underwriters with respect to the information set forth in the Prospectus and certain matters relating to the Company.

                  E. The Class A-1 Notes shall have been rated "A-1+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and "F1+/AAA" by Fitch ("Fitch"), the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall have been rated "AAA" by S&P and Fitch and the Class B Notes shall have been rated "A" by S&P and Fitch and none of such ratings shall have been rescinded. The Underwriters and their counsel shall have received copies of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Offered Notes. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

                  F. The Underwriters shall have received from the Company and the Depositor certificates, signed by the president, a senior vice president or a vice president of the Company and the Depositor, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement and the Agreements and that, to the best of his or her knowledge based upon reasonable investigation:

                           (1) the representations and warranties of the
                  Company and the Depositor in this Agreement, as of the Closing Date, and in the other Agreements and in all related Agreements, as of the date specified in such Agreements, are true and correct, and the Company and the Depositor have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (2) there are no actions, suits or proceedings
                  pending, or to the best of such officer's knowledge, threatened against or affecting the Company and the Depositor which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect the Company's obligations under the Agreements in any material way; and no merger, liquidation, dissolution or bankruptcy of the Company or the Depositor is pending or contemplated;



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                           (3) the information contained in the Registration
                  Statement relating to the Company, the Depositor and the Receivables is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Registration Statement includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading;

                           (4) the information set forth in the List of
                  Contracts required to be furnished pursuant to the Receivables Transfer Agreement is true and correct in all material respects;

                           (5) there has been no amendment or other document
                  filed affecting the articles of incorporation or bylaws of the Company and the Depositor since March 31, 2000, and no such amendment has been authorized. No event has occurred since March 31, 2000, which has affected the good standing of the Company or the Depositor under the laws of the State of Delaware;

                           (6) there has not occurred any material adverse
                  change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, the Depositor and their respective subsidiaries, taken as a whole, from March 21, 2000; and

                           (7) each person who, as an officer or representative
                  of the Company, or the Depositor signed or signs the Registration Statement, the Agreements or any other document delivered pursuant hereto, on the date of such execution, or on the Closing Date, as the case may be, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  The Company and the Depositor shall attach to such certificate a true and correct copy of its articles of incorporation and bylaws which are in full force and effect on the date of such certificate, and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

                  G. There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since March 31, 2000, of
(A) the Company, the Depositor, their respective subsidiaries and affiliates or
(B) the Insurer, that is in the Underwriters' judgment material and adverse and that makes it in the Underwriters' judgment impracticable to market the Offered Notes on the terms and in the manner contemplated in the Prospectus.

                  H. The Underwriters shall have received a favorable opinion of counsel to the Indenture Trustee, dated the Closing Date and in form and substance satisfactory to the Underwriters, to the effect that:

                           (1) the Indenture Trustee is a banking corporation
                  duly organized, validly existing and in good standing under the laws of the State of New York and has the power and authority to enter into and to take all actions required of it under the Indenture;

                           (2) each of (i) the Indenture and (ii) the Servicing
                  Agreement has been duly authorized, executed and delivered by the Indenture Trustee and each constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Indenture Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

                           (3) no consent, approval, authorization or other
                  action by any governmental agency or body or other tribunal is required on the part of the Indenture Trustee in connection with its execution and delivery of the Indenture or the Servicing Agreement or the performance of its obligations thereunder;

                           (4) the Offered Notes have been duly executed,
                  authenticated and delivered by the Indenture Trustee and assuming delivery and payment are validly issued therefor and outstanding and are entitled to the benefits of the Indenture; and

                           (5) the execution and delivery of, and performance
                  by the Indenture Trustee of its obligations under, the Indenture or the Servicing Agreement do not conflict with or result in a violation of any statute or regulation applicable to the Indenture Trustee, or the charter or bylaws of the Indenture Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound.

                  In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Depositor, the Indenture Trustee and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Indenture Trustee.

                  I. The Underwriters shall have received from the Indenture Trustee a certificate, signed by the president, a senior vice president or a vice president of the Indenture Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Indenture Trustee, signed or signs the Offered Notes, the Indenture, the Servicing Agreement or any other document delivered pursuant hereto, on the date hereof or on the Closing Date, in connection with the transactions described in the Indenture was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  J. The Underwriters shall have received a favorable opinion of counsel to the Owner Trustee, dated the Closing Date and in form and substance satisfactory to the Underwriters, to the effect that:

                           (1) The Owner Trustee is duly incorporated, validly
                  existing and in good standing as a banking corporation under the laws of the State of Delaware.

                           (2) The Owner Trustee has the power and authority to
                  execute, deliver and perform the Trust Agreement, the Receivables Transfer Agreement, the Servicing Agreement and the Indenture (collectively, the "Owner Trustee Agreements").

                           (3) Each of the Owner Trust Agreements has been duly
                  authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee, in accordance with its terms.

                           (4) To the best of counsel's knowledge, without
                  independent investigation, neither the execution or delivery by the Owner Trustee of the Owner Trustee Agreements nor the compliance by the Owner Trustee with any of the terms thereof or consummation of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any action with respect to, any governmental authority or agency under the laws of the State of Delaware.

                           (5) Neither the execution, delivery and performance
                  by the Owner Trustee of the Owner Trustee Agreements, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof, will violate or result in a breach of, or constitute a default under the provisions of such Owner Trustee Agreements or the articles of association or by-laws of the Owner Trustee or, to the best of counsel's knowledge, without independent investigation, any law, rule or regulation of the State of Delaware applicable to the Owner Trustee.

                  K. The Underwriters shall have received from the Owner Trustee a certificate, signed by the president, a senior vice president or a vice president of the Owner Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Owner Trustee, signed or signs the Certificates, the Owner Trustee Agreements or any other document delivered pursuant hereto, on the date hereof or on the Closing Date, in connection with the transactions described in the Indenture was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  L. The Underwriters shall have received from Dewey Ballantine LLP, special counsel to the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Offered Notes, the Prospectus and such other related matters as the Underwriters shall reasonably require.

                  M. The Underwriters and their counsel shall have received copies of any opinions of counsel to the Company, the Depositor or the Indenture Trustee supplied to the Indenture Trustee relating to matters with respect to the Notes, the formation of the Trust or the acquisition of the Receivables. Any such opinions shall be satisfactory to the Underwriters in form and substance.

                  N. The Underwriters shall have received an opinion from Dewey Ballantine LLP, special tax counsel to the Company and the Depositor to the effect that the statements in the Prospectus Supplement under the heading "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" accurately describe the material federal income tax consequences to the holders of the Offered Notes.

                  O. The Underwriters shall have received such further information, certificates and documents as the Underwriters may reasonably have requested not fewer than three (3) full business days prior to the Closing Date.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all respects when and as provided in this Agreement, if the Company or the Depositor is in breach of any covenants or agreements contained herein or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel, this Agreement and all obligations of the Underwriters hereunder, may be canceled on, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company and the Depositor in writing, or by telephone or telegraph confirmed in writing.

         7. Expenses. If the sale of the Offered Notes provided for herein is not consummated by reason of a default by the Company or the Depositor in their obligations hereunder, then the Company and the Depositor will reimburse the Underwriters, upon demand, for all reasonable out-of-pocket expenses (including, but not limited to, the reasonable fees and expenses of counsel for the Underwriters) that shall have been incurred by it in connection with its investigation with regard to the Company, the Depositor and the Offered Notes and the proposed purchase and sale of the Offered Notes.

         8. Indemnification and Contribution.

                  A. Regardless of whether any Offered Notes are sold, the Company and the Depositor will jointly and severally indemnify and hold harmless each Underwriter, each of their respective officers and directors and each person who controls each Underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "1934 Act"), against any and all losses, claims, damages, or liabilities (including the cost of any investigation, legal and other expenses incurred in connection with and amounts paid in settlement of any action, suit, proceeding or claim asserted), joint or several, to which they may become subject, under the Act, the 1934 Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained (i) in the Registration Statement, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, not misleading or (ii) in the Basic Prospectus or the Prospectus Supplement or any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company and the

Depositor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company or the Depositor by such Underwriter specifically for use in connection with the preparation thereof.

                  B. Regardless of whether any Offered Notes are sold, each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and the Depositor, each of its officers and directors and each person, if any, who controls the Company and the Depositor within the meaning of the Act or the 1934 Act against any losses, claims, damages or liabilities to which they become subject under the Act, the 1934 Act or other federal or state law or regulation, at common law or otherwise, to the same extent as the foregoing indemnity, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading or in (ii) the Basic Prospectus or the Prospectus Supplement or any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company and the Depositor by such Underwriter specifically for use in the preparation thereof and so acknowledged in writing, and will reimburse the Company and the Depositor for any legal or other expenses reasonably incurred by the Company and the Depositor in connection with investigating or defending against such loss, claim, damage, liability or action.

                  C. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraphs A, B and E of this Section 8, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing thereof; but the omission to notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under such Paragraph. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriters in the case of parties indemnified pursuant to paragraph A of this Section 8 and by the Company and the Depositor in the case of parties indemnified pursuant to paragraphs B and E of this Section 8. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated above, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  D. Each Underwriter agrees, severally and not jointly, to provide the Company no later than the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Derived Information (defined below) for filing with the Commission on Form 8-K.

                  E. Each Underwriter agrees, jointly and not severally, assuming all Company-Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Company and the Depositor, their respective officers and directors and each person who controls the Company within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The several obligations of each Underwriter under this Section 8(E) shall be in addition to any liability which each Underwriter may otherwise have.

                  The procedures set forth in Section 8(C) shall be equally applicable to this Section 8(E).

                  F. For purposes of this Section 8, the term "Derived Information" means such portion, if any, of the information delivered to the Companies pursuant to Section 8(D) for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute Company-

Provided Information. "Company-Provided Information" means any computer tape furnished to the Underwriters by the Company concerning the assets comprising the Trust.

                  G. If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Depositor and each Underwriter from the sale of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only relative benefits referred to in clause (i) above but also the relative fault of the Company, the Depositor and of each Underwriter in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Depositor and each Underwriter shall be deemed to be in such proportion so that each Underwriter is responsible for that portion determined by multiplying the total amount of such losses, claims, damages and liabilities, including legal and other expenses, by a fraction, the numerator of which is (x) the excess of the Aggregate Resale Price (as defined below) of the Offered Notes underwritten by such Underwriter over the aggregate purchase price of such Offered Notes specified in Section 4 of this Agreement and the related Prospectus Supplement, and the denominator of which is (y) the Aggregate Resale Price of such Offered Notes, and the Company and the Depositor are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding sentence, the "Aggregate Resale Price" of the Offered Notes at the time of any determination shall be the weighted average of the purchase prices (in each case expressed as a percentage of the aggregate principal amount of the Offered Notes so purchased), determined on the basis of such principal amounts, paid to the Underwriter by all subsequent purchasers that purchased the Offered Notes on or prior to such date of determination. The relative fault of the Company, the Depositor and each Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Depositor or by any of the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  H. The Company, the Depositor and each Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph G of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph G of this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Underwriters shall be required to contribute any amount by which the amount of any damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission exceeds the Aggregate Resale Price.

                  I. The Company, the Depositor and each Underwriter each expressly waive, and agree not to assert, any defense to their respective indemnification and contribution obligations under this Section 8 which they might otherwise assert based upon any claim that such obligations are unenforceable under federal or state securities laws or by reasons of public policy.

                  J. The obligations of the Company and the Depositor under this Section 8 shall be in addition to any liability which the Company and the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act or the 1934 Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the 1934 Act; provided, however, that in no event shall the Company, the Depositor or the Underwriters be liable for double indemnification.

         9. Information Supplied by Underwriters. The statements set forth on the front cover page of the Prospectus Supplement regarding market-making and under the heading "Method of Distribution" in the Prospectus Supplement (to the extent such statements relate to the Underwriter) constitute the only information furnished by the Underwriters to the Company and the Depositor for the purposes of Sections 2(B) and 8(A) hereof. Each Underwriter confirms that such statements (to such extent) are correct.

         10. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to First Union Capital Markets Corp., One First Union Center, TW-06, Charlotte, North Carolina 28288, Attention: Leah Torstrick; if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to SierraCities.com Inc., 600 Travis Street, Suite 7050, Houston, Texas 77002, Attention: Sandy Ho; and if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed in writing to First Sierra Receivables III Inc., 600 Travis Street, Suite 6950, Houston, Texas 77002, Attention: Sandy Ho.

         11. Survival. All representations, warranties, covenants and agreements of the Company and the Depositor contained herein or in agreements or certificates delivered pursuant hereto, the agreements of the Underwriters, the Company and the Depositor contained in Section 8 hereof, and the agreement of the Underwriters contained in Section 3 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or any subsequent purchaser or the Company or the Depositor or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Offered Notes. The provisions of Sections 5, 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Termination. The Underwriters shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (a) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the American Stock Exchange, (b) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities, (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis which, in the Underwriters' reasonable judgment, is material and adverse, and, in the case of any of the events specified in clauses (a) through
(d), such event singly or together with any other such event makes it in the Underwriters' reasonable judgment impractical to market the Offered Notes. Any such termination shall be without liability of any other party except that the provisions of Paragraph G of Section 5 (except with respect to expenses of the Underwriters) and Sections 7 and 8 hereof shall at all times be effective.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the signatories hereto and their respective successors and assigns (which successors and assigns do not include any person purchasing an Offered Note from the Underwriters), and the officers and directors and controlling persons referred to in Section 8 hereof and their respective successors and assigns, and no other persons will have any right or obligations hereunder.

         14. APPLICABLE LAW; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF ANY PROVISION OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE OR FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, NEW YORK, AND THE PARTIES HERETO EXPRESSLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO WAIVE ANY DEFENSE OR CLAIM OF FORUM NON CONVENIENS THEY MAY HAVE WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING BROUGHT.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

         16. Amendments and Waivers. This Agreement may be amended, modified, altered or terminated, and any of its provisions waived, only in a writing signed on behalf of the signatories hereto.

         17. Default of Underwriters. If any of the Underwriters defaults in its obligations to purchase the Offered Notes offered to it hereunder (such Underwriter, the "Defaulting Underwriter"), then the remaining Underwriters (the "Performing Underwriters") shall have the option, but not the obligation, to purchase all, but not less than all, of the Offered Notes offered to the Defaulting Underwriter. If a Performing Underwriter elects not to exercise such option, then this Agreement will terminate without liability on the part of such Performing Underwriter. Nothing contained herein shall relieve the Defaulting Underwriter from any and all liabilities to the Company, the Depositor and the Performing Underwriters resulting from the default of the Defaulting Underwriter.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among you, the Company and the Depositor in accordance with its terms.

                                           Very truly yours,

                                           SIERRACITIES.COM INC.



                                           By:      /s/ E. Roger Gebhart
                                              --------------------------------
                                              Name:  E. Roger Gebhart
                                              Title: Executive Vice President


                                           FIRST SIERRA RECEIVABLES III, INC.



                                           By:      /s/ E. Roger Gebhart
                                              --------------------------------
                                                Name:  E. Roger Gebhart
                                                Title: Vice President

Agreed to and Accepted by:
(as of the date hereof)

FIRST UNION SECURITIES, INC.
as Representative of the Several Underwriters


By:    /s/ F. Blake O'Connor
    -----------------------------
     Name:  F. Blake O'Connor
     Title: Vice President








                    [Underwriting Agreement Signature Page]

                                    Annex A
                                  Underwriting

                                Class A-1 Notes
                                ---------------


                                                                                            Principal
                 Underwriter                               Percentage                         Amount
-----------------------------------------                --------------                   ------------

First Union Securities, Inc.                                 65%                          $ 32,512,104

Merrill Lynch, Pierce, Fenner & Smith                        15%                          $  7,502,793
Incorporated

BMO-Nesbitt Burns Corp.                                      10%                          $  5,001,862

PNC Capital Markets, Inc.                                    10%                          $  5,001,862
                                                         --------------                   ------------

TOTAL:                                                      100%                          $ 50,078,622


                                Class A-3 Notes
                                ---------------

                                                                                           Principal
                 Underwriter                               Percentage                       Amount
-----------------------------------------                --------------                   ------------

First Union Securities, Inc.                                 65%                          $ 33,405,672

Merrill Lynch, Pierce, Fenner & Smith                        15%                          $  7,709,001
Incorporated

BMO-Nesbitt Burns Corp.                                      10%                          $  5,139,334

PNC Capital Markets, Inc.                                    10%                          $  5,139,334
                                                         --------------                   ------------

TOTAL:                                                      100%                          $ 51,393,341


                                Class A-4 Notes
                                ---------------

                                                                                           Principal
                 Underwriter                               Percentage                       Amount
-----------------------------------------                --------------                   ------------

First Union Securities, Inc.                                 65%                          $ 11,060,561

Merrill Lynch, Pierce, Fenner & Smith                        15%                          $  2,552,437
Incorporated

BMO-Nesbitt Burns Corp.                                      10%                          $  1,701,625

PNC Capital Markets, Inc.                                    10%                          $  1,701,625
                                                         --------------                   ------------

TOTAL:                                                      100%                          $ 17,016,247

                                 Class B Notes
                                 -------------

                                                                                           Principal
                 Underwriter                               Percentage                       Amount
-----------------------------------------                --------------                   ------------

First Union Securities, Inc.                                100%                           $21,190,053



                                      ii